Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
The Company grants awards without regard to the share price or the timing of the release of material nonpublic information and does not time grants for the purpose of affecting the value of executive compensation. Our long-term incentive program includes the grant of stock options. In accordance with our annual compensation cycle, annual equity awards are granted to our executive officers when the Human Resources Committee meets in the first quarter of each year (typically, January or February). The dates for the committee meetings are scheduled in advance on a fairly consistent cadence each year. In accordance with the Company’s long-standing practice, equity awards for new hires and promotions are generally made on the 15th day of the month following the date of hire or promotion. As a result of the Company’s policies and practices, the timing of grants of equity awards, including stock options, is independent of the release of any material, nonpublic information.

Award Timing Method	In accordance with the Company’s long-standing practice, equity awards for new hires and promotions are generally made on the 15th day of the month following the date of hire or promotion. As a result of the Company’s policies and practices, the timing of grants of equity awards, including stock options, is independent of the release of any material, nonpublic information.
Award Timing MNPI Considered	true
Award Timing, How MNPI Considered	material nonpublic information and does not time grants for the purpose of affecting the value of executive compensation. Our long-term incentive program includes the grant of stock options.
MNPI Disclosure Timed for Compensation Value	false